Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.5%
Real Estate Investment Trusts—99.5%
Data Centers—12.0%
CyrusOne, Inc.	223,678	$16,362
Equinix, Inc.	54,731	39,088
		55,450

Diversified—3.0%
VEREIT, Inc.	368,480	13,925
Health Care—9.9%
Healthcare Trust of America, Inc. Class A	511,400	14,084
Healthpeak Properties, Inc.	515,600	15,587
Welltower, Inc.	243,580	15,740
		45,411

Industrial/Office—24.8%
Industrial—14.7%
Duke Realty Corp.	550,193	21,991
Prologis, Inc.	380,044	37,875
Rexford Industrial Realty, Inc.	153,625	7,545
		67,411

Office—10.1%
Alexandria Real Estate Equities, Inc.	60,934	10,860
Boston Properties, Inc.	124,300	11,750
Cousins Properties, Inc.	462,603	15,497
Douglas Emmett, Inc.	287,668	8,394
		46,501

Total Industrial/Office		113,912

Lodging/Resorts—3.8%
Host Hotels & Resorts, Inc.	338,294	4,949
RLJ Lodging Trust	422,605	5,980
Ryman Hospitality Properties, Inc.	94,878	6,429
		17,358

Residential—22.8%
Apartments—13.1%
Apartment Income REIT Corp.(1)	314,195	12,068
AvalonBay Communities, Inc.	113,715	18,243
Equity Residential	279,654	16,578
Mid-America Apartment Communities, Inc.	103,630	13,129
		60,018

Manufactured Homes—4.5%
Sun Communities, Inc.	137,565	20,903
Single Family Homes—5.2%
American Homes 4 Rent Class A	521,900	15,657
	Shares	Value

Single Family Homes—continued
Invitation Homes, Inc.	277,360	$8,238
		23,895

Total Residential		104,816

Retail—14.2%
Free Standing—5.5%
Spirit Realty Capital, Inc.	346,893	13,934
STORE Capital Corp.	330,985	11,247
		25,181

Regional Malls—2.7%
Simon Property Group, Inc.	148,241	12,642
Shopping Centers—6.0%
Brixmor Property Group, Inc.	711,356	11,773
Regency Centers Corp.	209,100	9,533
Weingarten Realty Investors	279,600	6,059
		27,365

Total Retail		65,188

Self Storage—6.8%
CubeSmart	473,450	15,913
Extra Space Storage, Inc.	131,129	15,192
		31,105

Specialty—2.2%
SBA Communications, Corp.	17,100	4,824
VICI Properties, Inc.	203,800	5,197
		10,021

Total Common Stocks (Identified Cost $315,519)		457,186

Total Long-Term Investments—99.5% (Identified Cost $315,519)		457,186

TOTAL INVESTMENTS—99.5% (Identified Cost $315,519)		$457,186
Other assets and liabilities, net—0.5%		2,338
NET ASSETS—100.0%		$459,524

Abbreviation:
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Non-income producing.
See Notes to Schedule of Investments

Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$457,186	$457,186
Total Investments	$457,186	$457,186
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Schedule of Investments

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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